Hull Tactical US ETF

Schedule of Investments

February 28, 2023 (Unaudited)

	Shares/
	Face
Description	Amount	Fair Value

EXCHANGE-TRADED FUND — 49.5%
SPDR S&P 500 ETF Trust‡	30,498	$12,085,138

Total Exchange-Traded Fund
(Cost $9,671,854)		12,085,138
SHORT-TERM INVESTMENTS — 12.8%
U.S. TREASURY OBLIGATIONS — 12.8%
United States Treasury Bills(a)(b)
4.87%, 11/02/2023	173,000	167,403
4.80%, 08/10/2023	500,000	489,195
4.74%, 08/03/2023	300,000	293,834
4.65%, 07/06/2023	400,000	393,303
4.63%, 06/29/2023	300,000	295,325
4.62%, 12/28/2023	6,000	5,762
4.58%, 06/01/2023	500,000	493,991
4.44%, 04/27/2023	200,000	198,528
4.33%, 03/28/2023	200,000	199,323
3.87%, 03/30/2023	600,000	597,896

Total U.S. Treasury Obligations
(Cost 3,136,107)		3,134,560

Total Investments - 62.3%
(Cost $12,807,961)		$15,219,698

A list of the open futures contracts held by the Fund at February 28, 2023, is as follows:

	Number of
Type of Contract	Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation
S&P 500 Index E-MINI	106	03/17/2023	$21,069,545	$21,070,150	$605

Percentages are based on Net Assets of $24,439,019.

‡	The Fund’s investment in the SPDR S&P 500 ETF Trust represents greater than 25% of the Fund’s total investments. The SPDR S&P 500 ETF Trust seeks to track as closely as possible, before fees and expenses, the total return of the S&P 500® Index. For further financial information, available upon request at no charge, on the SPDR S&P 500 ETF Trust, please go to the Securities Exchange Commission’s website at https://www.sec.gov.
(a)	The rate reported is the effective yield at the time of purchase.
(b)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

ETF — Exchange-Traded Fund
S&P — Standard & Poor’s
SPDR — Standard & Poor’s Depositary Receipts

HTU-QH-001-1600